EQ Advisors TrustSM

Supplement dated February 10, 2016 to the Prospectus dated May 1, 2015, as supplemented

This Supplement updates certain information contained in the Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers for each of the AXA/AB Short Duration Government Bond Portfolio and the EQ/Quality Bond PLUS Portfolio (each a “Portfolio”, and together, the “Portfolios”).

Information Regarding

AXA/AB Short Duration Government Bond Portfolio

Effective immediately, the table in the section of the Prospectus entitled “AXA/AB Short Duration Government Bond Portfolio — Class IA, IB and K Shares — Who Manages the Portfolio — Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Shawn E. Keegan	Vice President of AllianceBernstein	September 2012
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Douglas J. Peebles	Senior Vice President of AllianceBernstein	September 2012
Greg Wilensky, CFA®	Senior Vice President of AllianceBernstein	September 2012

Information Regarding

EQ/Quality Bond PLUS Portfolio

Effective immediately, the table in the section of the Prospectus entitled “EQ/Quality Bond PLUS Portfolio — Class IA, IB and K Shares — Who Manages the Portfolio — Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky, CFA®	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2007
Douglas J. Peebles	Chief Investment Officer — AllianceBernstein Fixed Income	May 2015
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Shawn E. Keegan	Vice President of AllianceBernstein	May 2015

Effective immediately, the paragraphs in the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — AllianceBernstein, L.P.” relating to the U.S. Core Fixed Income Team is deleted in its entirety and replaced with the following information:

The U.S. Multi-Sector Team, manages and makes investment decisions for the AXA/AB Short Duration Government Bond Portfolio and the Active Allocated Portion and the Passive Allocated Portion of the EQ/Quality Bond PLUS Portfolio.

The management of and investment decisions for the AXA/AB Short Duration Government Bond Portfolio and the EQ/Quality Bond PLUS Portfolio are the joint and primary responsibility of Michael S. Canter, Shawn E. Keegan, Douglas J. Peebles and Greg Wilensky, CFA®.

Michael S. Canter is Senior Vice President — Director — US Multi-Sector & Securitized Assets of AllianceBernstein. Dr. Canter joined AllianceBernstein in 2007 as a Senior Vice President and is currently the Director of US Multi-Sector and Securitized Assets. He is also the head of the Securitized Assets Research Group, which is responsible for AllianceBernstein’s investing efforts in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities. He holds a BA in math and economics from Northwestern University and a PhD in finance from Columbia University Graduate School of Business.

Shawn E. Keegan is Senior Vice President, Portfolio Manager — Credit of AllianceBernstein. Mr. Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Multi-Sector and Canada Fixed Income portfolio management teams, for which he serves as credit specialist. Mr. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the U.S. Multi-Sector team. Mr. Keegan holds a BS in finance from Siena College.

Douglas J. Peebles is Chief Investment Officer — AllianceBernstein Fixed Income. In addition, Mr. Peebles is co-chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios. In his role of CIO of Fixed Income, he focuses on AllianceBernstein’s fixed income investment processes, strategy and performance across portfolios globally. He is also responsible for supporting AllianceBernstein’s global distribution efforts and focusing on the firm’s strategic relationships. He is also the lead portfolio manager for AllianceBernstein’s Unconstrained Bond Strategy. Mr. Peebles joined the firm in 1987. Mr. Peebles holds a BA from Muhlenberg College and an MBA from Rutgers University.

Greg Wilensky, CFA® is Senior Vice President and Director — US Multi-Sector Fixed Income, Treasury Inflation-Protected Securities and Stable Value Investments of AllianceBernstein. Mr. Wilensky has been Director of AllianceBernstein’s US Multi-Sector Fixed Income team since 2007. He has been responsible for the firm’s US Treasury Inflation-Protected Securities (TIPS) portfolios since 1999 and the firm’s stable value business since 1998. Mr. Wilensky co-chairs the Securitized Asset and Liquid Markets Research Review meeting. Mr. Wilensky joined AllianceBernstein in 1996. Mr. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. Mr. Wilensky is a member of the New York Society of Security Analysts and a CFA charterholder.

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